                                                                    EXHIBIT 10.1


*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                               AMENDMENT NO. 3 TO
                         REVOLVING/TERM LOAN AGREEMENT

               THIS AMENDMENT NO. 3 TO REVOLVING/TERM LOAN AGREEMENT (this "Amendment"), dated as of September 30, 2002, is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Union Bank of California, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), and ViaSat, Inc., a Delaware corporation (the "Borrower"), with reference to the following facts:


                                    RECITALS

               A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving/Term Loan Agreement, dated as of June 21, 2001, as amended (the "Loan Agreement"), pursuant to which the Lenders have provided the Borrower with certain credit facilities.

               B. The Borrower, the Lenders and the Administrative Agent wish to amend the Loan Agreement as set forth below.

               NOW, THEREFORE, the parties hereby agree as follows:

        1. Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

        2. Deletion of Performance-Based Interest Pricing Definitions. Section
1.1 of the Loan Agreement is hereby amended by deleting the definitions of "Applicable Alternate Base Rate Margin" and "Applicable Eurodollar Rate Margin" in their entirety.

        3. Amendment to Definition of "Alternate Base Rate"; Deletion of Federal Funds Rate Pricing Option.

               A. Amendment to Definition of "Alternative Base Rate". Section
1.1 of the Loan Agreement is hereby further amended such that the definition of "Alternate Base Rate" shall read in full as follows:

                      "'Alternate Base Rate' means, as of any date of determination, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the Prime Rate in effect on such date."



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

               B. Deletion of Definition of "Federal Funds Rate". Section 1.1 of the Loan Agreement is hereby further amended by deleting therefrom the definition of "Federal Funds Rate" in its entirety.

        4. Deletion of Eligible Inventory Component from Borrowing Base Effective August 31, 2002.

               A. Deletion of Definitions of "Eligible Inventory Component" and "Eligible Inventory". Section 1.1 of the Loan Agreement is hereby further amended such that effective August 31, 2002, the definitions of "Eligible Inventory Component" and "Eligible Inventory" shall be deleted in their entirety.

               B. Amendment to Definition of "Borrowing Base". Section 1.1 of the Loan Agreement is hereby further amended such that effective August 31, 2002, the definition of "Borrowing Base" shall read in full as follows:

                      "'Borrowing Base' means, as of any date of determination, an amount determined by the Administrative Agent, in its reasonable discretion, with reference to the most recent Borrowing Base Certificate delivered by the Borrower to the Administrative Agent pursuant to
        Section 7.3, to be equal to the Eligible Accounts Component."

        5. Amendment to Definition of Eurodollar Period; Deletion of 6-, 9- and 12-month Eurodollar Periods. Section 1.1 of the Loan Agreement is hereby further amended by deleting the words "1, 2, 3, 6, 9 or 12 months" from the definition of Eurodollar Period and by substituting therefor a reference to "1, 2 or 3 months".

        6. Reduction of Revolving Commitment. Section 1.1 of the Loan Agreement is hereby further amended such that the definition of "Revolving Commitment" shall read in full as follows:

                      "'Revolving Commitment' means, subject to Section 2.5, $20,000,000. The respective Pro Rata Shares of the Lenders with respect to the Revolving Commitment are set forth in Section 1.1."

        7. Amendment to Definition of Revolving Loan Maturity Date. Section 1.1 of the Loan Agreement is hereby further amended such that the definition of "Revolving Loan Maturity Date" shall read in full as follows:

                      "'Revolving Loan Maturity Date' means December 27, 2002."

        8. Amendment to Alternate Base Rate Margin Provision. Section 3.1(b) of the Loan Agreement is hereby amended such that the second sentence thereof shall read in full as follows:



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

                      "Except as otherwise provided in Sections 3.1(d) and 3.8, the unpaid principal amount of any Alternate Base Rate Loan shall bear interest at a fluctuation rate per annum equal to the Alternate Base Rate plus ***%."

        9. Amendment to LIBOR Margin Provision. Section 3.1(c) of the Loan Agreement is hereby amended such that the third sentence thereof shall read in full as follows:

                      "Except as otherwise provided in Sections 3.1(d) and 3.8, the unpaid principal amount of any Eurodollar Rate Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Loan plus ***%."

        10. Amendment to Maximum Leverage Ratio Covenant for September 30, 2002 Measurement Date. Section 6.12 of the Loan Agreement is hereby amended to read in full as follow:

                      "6.12 Leverage Ratio. Permit the Leverage Ratio as of September 30, 2002 to be greater than 2.00 to 1.00."

        11. Amendment to Minimum EBITDA Covenant for June 30, 2002 and September 30, 2002 Measurement Dates. Section 6.13 of the Loan Agreement is hereby amended to read in full as follows:

                      "6.13 EBITDA. Permit EBITDA for the Fiscal Quarter ending June 30, 2002 to be less than $**** or permit EBITDA for the Fiscal Quarter ending September 30, 2002 to be less than $****, provided that up to $**** of one-time, non-recurring costs of the Borrower shall be added to the Borrower's net profit after taxes in determining EBITDA for the Fiscal Quarter ending September 30, 2002."

        12. Additional Financial Reporting Requirements. Article 7 of the Loan Agreement is hereby amended and supplemented by adding therein a new Section 7.4 as follows:

                      "7.4 Additional Financial Reports. As soon as practicable, and in any event not later than thirty (30) days after the end of each month, commencing with the month ending September 30, 2002, the following financial reports, each in form and substance reasonably satisfactory to the Administrative Agent: (i) an accounts receivable roll forward report; (ii) an inventory roll forward report; and (iii) an accounts payable aging report. In addition, as soon as practicable, and in any event not later than sixty (60) days after the end of each month, commencing with the month ending



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

        September 30, 2002, a contract status report, in form and substance reasonably satisfactory to the Administrative Agent."

        13. Amendment to Schedule of Commitments. Schedule 1.1 of the Loan Agreement is hereby amended to read in full as set forth on Schedule 1.1 to this Amendment.

        14. Amendment Fee. In consideration of the Lenders' agreement to enter into this Amendment and provide the Borrower with the accommodations described herein, on the effective date of this Amendment, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a one-time fee of $50,000 (the "Amendment Fee"). The Borrower acknowledges and agrees that, at the Administrative Agent's option, the Administrative Agent may effect payment of the Amendment Fee by charging the full amount of such fee, when due, to the Borrower's Revolving Loan account or to the Borrower's checking account at Union Bank of California, N.A.

        15. Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

                (a) This Amendment. The Administrative Agent shall have received an original of this Amendment, duly executed by the Borrower and each of the Lenders; and

                (b) Other Documents. The Borrower shall have executed and delivered to the Administrative Agent such other documents and instruments as the Administrative Agent may reasonably require.

        16. Miscellaneous.

                (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely thereon.

                (b) No Events of Default. Except for the Existing Event of Default, the Borrower is not aware of any events which now



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

                        constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default under the Loan Agreement.

                (c) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

                (d) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                (e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                (f) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                (g) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders and the Borrower and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

                (h) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be



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

                        deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                (i) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                (j) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDERS AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDERS AND THE BORROWER.

               IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.


                                       VIASAT, INC.


                                       By:    /s/ Ronald G. Wangerin
                                          --------------------------------------
                                              Ronald G. Wangerin
                                              Vice President and Chief
                                              Financial Officer

                                       Address:

                                       ViaSat, Inc.
                                       6155 El Camino Real
                                       Carlsbad, California  92009
                                       Attn:  Mr. Ronald G. Wangerin
                                              Vice President and Chief
                                              Financial Officer
                                       Telecopier:   (760) 476-2200
                                       Telephone:    (760) 929-3926

                                       UNION BANK OF CALIFORNIA, N.A.,
                                       as the Administrative Agent


                                       By:    /s/ Douglas S. Lambell
                                          --------------------------------------
                                              Douglas S. Lambell
                                              Vice President

                                       Address:

                                       Union Bank of California, N.A.
                                       San Diego Commercial Banking Office
                                       530 "B" Street, 4th Floor, S-420
                                       San Diego, California 92101-4407
                                       Attn:  Mr. Douglas S. Lambell
                                       Telecopier:   (619) 230-3766
                                       Telephone:    (619) 230-3029



                                       UNION BANK OF CALIFORNIA, N.A.,
                                       as a Lender


                                       By:    /s/ Douglas S. Lambell
                                          --------------------------------------
                                              Douglas S. Lambell
                                              Vice President

                                       Address:

                                       Union Bank of California, N.A.
                                       San Diego Commercial Banking Office
                                       530 "B" Street, 4th Floor, S-420
                                       San Diego, California 92101-4407
                                       Attn:  Mr. Douglas S. Lambell
                                       Telecopier:   (619) 230-3766
                                       Telephone:    (619) 230-3029

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as a Lender


                                       By:    /s/ Maureen Sullivan
                                          --------------------------------------
                                              Maureen Sullivan
                                              Vice President

                                       Address:

                                       U.S. Bank National Association
                                       4180 La Jolla Village Drive, Suite 125
                                       La Jolla, California 92037
                                       Attn:  Maureen Sullivan
                                       Telecopier: (858) 597-6651
                                       Telephone: (858) 597-1055



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

                                  SCHEDULE 1.1

                               LENDER COMMITMENTS


                                       Revolving
                                   Commitment Amount        Pro Rata Share
                                   -----------------        --------------

Union Bank of California, N.A         $10,000,000                 50%

U.S. Bank National Association        $10,000,000                 50%
                                      -----------                ---
Total:                                $20,000,000                100%
                                      ===========                ===



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